UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 5, 2008

_____________________

Hawker Beechcraft Acquisition Company, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-147828	71-1018770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10511 East Central,Wichita, Kansas 67206_

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, Including area code (316-676-7111)___________________________________________

_______________________

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01. Regulation FD Disclosure.

On February 5, 2008, Hawker Beechcraft Corporation, an operating subsidiary of Hawker Beechcraft Acquisition Company, LLC, issued a press release announcing its commercial aircraft delivery statistics for the fiscal year ended December 31, 2007. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Exhibit No. Description

99.1 Press Release dated February 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

/s/ James K. Sanders
James K. Sanders, Vice President and Chief Financial Officer

Dated: February 5, 2008